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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2002

                              THE WISER OIL COMPANY
              (Exact name of registrant as specified in is charter)





           Delaware                       0-5426                55-0522128

 (State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)

                          8115 Preston Road, Suite 400
                               Dallas, Texas 75225
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (214) 265-0080

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 1. Changes in Control of Registrant.

     Not applicable.

Item 2. Acquisition or Disposition of Assets.

     Not applicable.

Item 3. Bankruptcy or Receivership.

     Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

     On April 3, 2002, the Board of Directors of the Company, after careful consideration and based upon the recommendation of its Audit Committee, dismissed its current independent public accountant, Arthur Andersen LLP. This dismissal followed the Board's decision to seek proposals from other independent auditors to audit the Company's consolidated financial statements for its fiscal year ended December 31, 2002.

     On April 3, 2002, the Board of Directors, based on the recommendation of the Audit Committee, retained Ernst & Young LLP as its independent auditors with respect to the audit of the Company's consolidated financial statements for its fiscal year ended December 31, 2002.

     During the Company's two most recent fiscal years ended December 31, 2001, and during the subsequent interim period preceding the replacement of Arthur Andersen LLP, there was no disagreement between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports. The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company as of and for the last two fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years ended December 31, 2001, and during the subsequent interim period preceding the replacement of Arthur Andersen LLP, the Company has not consulted with Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

     The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of that letter, dated April 10, 2002, is filed as Exhibit 16 to this Current Report on Form 8-K.

Item 5. Other Events.

     Not applicable.

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Item 6. Resignations of Registrant's Directors.

     Not applicable.

Item 7. Financial Statements and Exhibits.

     (a) Financial statements of business acquired.

     Not applicable.

     (b) Pro forma financial information.

     Not applicable.

     (c) Exhibits. The following exhibit is filed with this document:

         Item          Exhibits
         ----          --------

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 10, 2002 regarding The Wiser Oil Company's disclosure in the Current Report on Form 8-K.

Item 8. Change in Fiscal Year.

     Not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

     Not applicable.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE WISER OIL COMPANY



Date:  April 10, 2002                   By: /s/ A. Wayne Ritter
                                           --------------------------------
                                           A. Wayne Ritter
                                           President

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                                INDEX TO EXHIBITS

Item
Number                     Exhibit
------                     -------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 10, 2002 regarding The Wiser Oil Company's disclosure in the Current Report on Form 8-K.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          THE WISER OIL COMPANY



Date:    April 10, 2002                   By: /s/ A. Wayne Ritter
                                             -------------------------
                                             A. Wayne Ritter
                                             President